UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 17, 2014

ORBITAL SCIENCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14279	06-1209561
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

45101 Warp Drive, Dulles, Virginia 20166

(Address of principal executive offices) (Zip Code)

(703) 406-5000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On November 17, 2014, Orbital Sciences Corporation (“Orbital”) issued a press release announcing that it has set a new record date and meeting date for the previously scheduled special meeting of its stockholders at which stockholders will be asked, among other things, to adopt the previously announced transaction agreement with Alliant Techsystems Inc. (“ATK”), whereby Orbital and ATK’s Aerospace and Defense Groups will merge immediately following the spin-off of ATK’s Sporting Group business to ATK stockholders as a newly formed company called Vista Outdoor Inc.  The special meeting will be held on January 27, 2015, at 9:00 a.m. local time, at Orbital’s corporate headquarters at 45101 Warp Drive, Dulles, Virginia 20166.  Orbital stockholders of record as of the close of business on December 16, 2014 are entitled to receive notice of, and to vote at, the special meeting.  A copy of the press release is furnished as Exhibit 99.1 to this report.

Forward-Looking Statements

Certain statements in this Form 8-K regarding the regarding the proposed “Morris Trust” transaction between Orbital and ATK, pursuant to which Orbital and ATK’s aerospace and defense businesses will merge following the distribution of ATK’s Sporting Group to ATK’s stockholders as a standalone company called Vista Outdoor Inc. (“Vista Outdoor”)  (the “Transaction”), the expected timetable for completing the Transaction, benefits and synergies of the Transaction and the expected tax treatment for the Transaction, future opportunities for the combined company and products and any other statements regarding Orbital’s and ATK’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 21E of the Securities Exchange Act of 1934.  These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “project,” or “continue,” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the parties’ ability to consummate the Transaction; the conditions to the completion of the Transaction, including the receipt of approval of both Orbital’s stockholders and ATK’s stockholders; the regulatory approvals required for the Transaction not being obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the Transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in connection with the Transaction within the expected time-frames or at all and to successfully integrate Orbital’s operations with those of the aerospace and defense business of ATK; the integration of Orbital’s operations with those of the aerospace and defense business of ATK being more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the Transaction; the retention of certain key employees being difficult; Vista Outdoor’s ability to operate successfully as a standalone business; ATK’s and Orbital’s ability to adapt its services to changes in technology or the marketplace; ATK’s and Orbital’s ability to maintain and grow its relationship with its customers; reductions or changes in NASA or U.S. Government military spending, timing of payments and budgetary policies, including impacts of sequestration under the Budget Control Act of 2011, and sourcing strategies; intense competition; increases in costs, which the business may not be able to react to due to the nature of U.S. Government contracts; changes in cost and revenue estimates and/or timing of programs; the potential termination of U.S. Government contracts and the potential inability to recover termination costs; actual pension and other postretirement plan asset returns and assumptions regarding future returns, discount rates, service costs, mortality rates, and health care cost trend rates; greater risk associated with international business, including foreign currency exchange rates and fluctuations in those rates; other risks associated with U.S. Government contracts that might expose Orbital or ATK to adverse consequences; government investigations; costs of servicing debt, including cash requirements and interest rate fluctuations; security threats, including cybersecurity and other industrial and physical security threats, and other disruptions; changes in domestic and global economic conditions and unstable geopolitical conditions, including in Russia and Ukraine; supply, availability, and costs of raw materials and components, including commodity price fluctuations; government laws and other rules and regulations applicable to Orbital and ATK, such as procurement and import-export control, and federal and state firearms and ammunition regulations; the novation of U.S. Government contracts; performance of subcontractors; development of key technologies and retention of a qualified workforce; fires or explosions at any of Orbital’s or ATK’s facilities; environmental laws that govern past practices and rules and regulations, noncompliance with which may expose Orbital or ATK to adverse consequences; impacts of financial market disruptions or volatility to customers and vendors; results of acquisitions or other transactions, including the ability to successfully integrate acquired businesses and realize anticipated synergies, cost savings and other benefits, and costs incurred for pursuits and proposed acquisitions that have not yet or may not close; unanticipated changes in the tax provision or exposure to additional tax liabilities; and the costs and ultimate outcome of litigation matters and other legal proceedings. Additional information concerning these and other factors can be found in Orbital’s and ATK’s filings with the Securities and Exchange Commission (“SEC”), including Orbital’s and ATK’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  Orbital and ATK assume no obligation to update or revise publicly the information in this communication, whether as a result of new information, future events or otherwise, except as otherwise required by law.  Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

In connection with the proposed transaction between Orbital and ATK, Orbital and ATK intend to file relevant materials with the SEC.  ATK has filed a registration statement on Form S-4 that includes a joint proxy statement of Orbital and ATK that also constitutes a prospectus of ATK (which registration statement has not yet been declared effective). INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT / PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ORBTIAL, ATK AND THE PROPOSED TRANSACTION. The joint proxy statement / prospectus and other documents relating to the proposed transaction can be obtained free of charge from the SEC’s website at www.sec.gov. These documents can also be obtained free of charge from Orbital upon written request to Orbital at investor.relations@orbital.com or by calling Barron Beneski at 703-406-5528 or from ATK upon written request to ATK at investor.relations@atk.com or by calling Michael Pici at 703-412-3216.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any investor or security holder.  However, Orbital and ATK and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC.  Information regarding Orbital’s directors and executive officers may be found in its Annual Report for the year ended December 31, 2013 on Form 10-K filed with the SEC on February 25, 2014 and the definitive proxy statement relating to its 2014 Annual Meeting of Stockholders filed with the SEC on March 11, 2014.  Information regarding ATK directors and executive officers may be found in its Annual Report for the year ended March 31, 2014 on Form 10-K filed with the SEC on May 23, 2014 and the definitive proxy statement relating to its 2014 Annual Meeting of Stockholders filed with the SEC on June 13, 2014.  These documents can be obtained free of charge from the sources indicated above.  Additional information regarding the interests of these participants will also be included in the joint proxy statement/prospectus.

No Offer or Solicitation

This document shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01.       Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press Release, dated November 17, 2014, announcing the new date of the Orbital special stockholder meeting

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBITAL SCIENCES CORPORATION

November 17, 2014	By:	/s/ Thomas E. McCabe
Thomas E. McCabe
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 17, 2014, announcing the new date of the Orbital special stockholder meeting